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                                                                   EXHIBIT 10.10
                        FIRST AMENDMENT TO LOAN AGREEMENT


                  This First Amendment to Loan Agreement is effective as of April 1, 2006, by and between DIVERSICARE PINEDALE, LLC, a Delaware limited liability company (together with its successors and assigns, the "Borrower"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors and assigns, the "Lender").

                                    RECITALS:

                  A. Borrower and the Lender entered that certain Loan Agreement dated March 29, 2001 (the "Agreement"). Unless otherwise defined in this First Amendment, capitalized terms shall have the meaning given to them in the Agreement.

                  B. The Borrower and the Lender desire to amend the Agreement and have agreed to execute this First Amendment to evidence such modification.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the above Recitals, the Borrower and the Lender hereby amend the Agreement as follows:


                  1. Paragraph 1.1, "Maturity Date" is hereby amended by changing the date to "July 1, 2006".

                  Except as expressly amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.






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                  IN WITNESS WHEREOF, the Borrower and the Lender have caused this First Amendment to be properly executed by their respective duly authorized officers as of the date first above written.

                                   DIVERSICARE PINEDALE, LLC, a Delaware limited liability company

                                   By: Diversicare Leasing Corp., a Tennessee
                                   corporation
                                   Its: Sole Member

                                            By: /s/ Glynn Riddle
                                                --------------------------------
                                                Glynn Riddle,
                                                Chief Financial Officer


                                   GMAC COMMERCIAL MORTGAGE
                                   CORPORATION, a California corporation

                                   By /s/ Laura Y. McDonald
                                      ------------------------------------------
                                     Its Senior Vice President
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